Summary Prospectus and Prospectus Supplement
Ultra Fund Summary Prospectus and Prospectus dated March 1, 2024
Supplement dated June 21, 2024

Michael Li, Vice President and Senior Portfolio Manager, will no longer serve as portfolio manager for the fund effective September 15, 2024.

The following changes are effective July 1, 2024.

The following entry is added under Portfolio Managers on page 4 of the summary prospectus and page 5 of the prospectus.
Tong Li, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2012.

The following entry is added under The Fund Management Team on page 9 of the prospectus.
Tong Li
Mr. Li, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2012. He became a senior quantitative analyst in 2017 and a portfolio manager in 2024. He has a bachelor'’s degree in physics from Tsinghua University, a master’s degree in electrical engineering from Vanderbilt and a master’s degree in business administration, from the University of Chicago Booth School of Business.

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